UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2022
____________________
EXICURE, INC.
(Exact name of Registrant as specified in its charter)
____________________

Delaware	001-39011	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL 60614
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 673-1700
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement

Securities Purchase Agreement

On September 26, 2022, Exicure, Inc. (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with CBI USA, Inc. (“CBI USA”), pursuant to which the Company agreed to issue and sell to CBI USA in a private placement an aggregate of 3,400,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $1.60 per share (the “Private Placement”).

The Private Placement is expected to close in the fourth quarter of 2022 (the “Closing Date”), subject to the satisfaction of certain closing conditions, including the Company’s stockholders voting in favor of the Private Placement. Immediately following the closing of the Private Placement, CBI USA will hold approximately 50.4% of the shares of the Company’s common stock. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $5.4 million, before deducting estimated offering expenses payable by the Company. The Company expects the net proceeds from the Private Placement to be used as working capital and to support general corporate purposes.

The shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent effective registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Registration D, promulgated thereunder and on similar exemptions under applicable state laws.

Pursuant to the Securities Purchase Agreement, in connection with the Private Placement, CBI USA will have the right to nominate the number of members to the Company’s Board of Directors (the “Board”) equivalent to its proportional equity ownership of shares of the Company’s common stock from time to time, subject to the approval by the Board and compliance with any SEC or Nasdaq rules, including Nasdaq Listing Rule 5640.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreement

Also, on September 26, 2022, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with CBI USA, pursuant to which the Company agreed to register the resale of the Shares. Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the Shares no later than the sixth (60th) day following the closing (the “Filing Deadline”). The Company has agreed to use reasonable best efforts to cause such registration statement to become effective as promptly as practicable after the filing thereof but in any event on or prior to the Effectiveness Deadline (as defined in the Registration Rights Agreement), and to keep such registration statement continuously effective until the earlier of (i) the date the Shares covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction, or (ii) the date that is two (2) years following the Closing Date. The Company has also agreed, among other things, to pay all reasonable fees and expenses (excluding any underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for CBI USA except as specifically provided in the Registration Rights Agreement) incident to the performance of or compliance with the Registration Rights Agreement by the Company.

In the event the registration statement has not been filed within 90 days following the Closing Date, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to CBI USA as liquidated damages in an amount equal to 0.5% of the aggregate amount invested by CBI USA in the Shares per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted CBI USA customary indemnification rights in connection with the registration statement. CBI USA has also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On September 26, 2022, the Company announced its commitment to a plan to wind down the Company’s existing preclinical programs, including the development of its SCN9A product candidate, to suspend all of its research and development activities, and to implement a reduction in force where the Company will eliminate approximately 66% of the Company’s existing workforce, as well as other cost-cutting measures (collectively, the “Plan”). The purpose of the Plan is to decrease expenses, thereby, extending the Company’s cash runway, and enable the Company to maintain a streamlined organization to support key corporate functions.

The Company anticipates that it will complete the implementation of the Plan by the fourth quarter of 2022. Affected employees will be offered separation benefits, including severance payments and temporary healthcare coverage assistance. Additionally, the Company is evaluating its facilities and contractual relationships utilized in its existing programs and the associated contractual obligations to determine the appropriate course of action and any associated charges to wind down the ongoing preclinical programs, and expects to implement additional cost-cutting measures. The Company estimates that it will incur total expenses relating to the realignment of approximately $0.5 million, consisting of severance and termination-related costs. All of the severance and termination-related costs represent cash expenditures. The Company expects to record a significant portion of these charges in the third quarter of 2022.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of CBI USA in the Securities Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. CBI USA represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that it is acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2022, the Board adopted certain changes to employment arrangements with Matthias Schroff, the Company’s Chief Executive Officer, Elias Papadimas, the Company’s Chief Financial Officer, and Sarah Longoria, the Company’s Chief Human Resources & Compliance Officer, to be effective immediately, pursuant to which these officers will be eligible to receive severance payments in a lump sum.

Schroff Employment Agreement Amendment

On September 23, 2022, the Company entered into a First Amendment to the Second Amended and Restated Employment Agreement (the “Schroff Amendment”), which amends the Second Amended and Restated Employment, dated as of January 26, 2022, originally entered by and between the Company and Dr. Schroff (the “Schroff Employment Agreement”).

Under the terms of the Schroff Amendment, in the event of termination of Dr. Schroff’s employment by the Company without “Cause” or by Dr. Schroff with “Good Reason” (as such terms are defined in the Schroff Employment Agreement), or by the Company without “Cause” or by Dr. Schroff with “Good Reason” within twelve (12) months following a “Change in Control” (as defined in the Schroff Employment Agreement), the Company shall pay Dr. Schroff’s total cash severance payment under the Schroff Employment Agreement in a lump sum payment within sixty (60) days following Dr. Schroff’s termination of employment. If Dr. Schroff timely elects to receive continued coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), then he will be entitled to receive a lump sum payment of the total employer portion of his COBRA premiums under the Schroff Employment Agreement within sixty (60) days following his termination of employment.

Papadimas Employment Agreement Amendment

On September 23, 2022, the Company entered into a Second Amendment to the Amended and Restated Employment Agreement (the “Papadimas Amendment”), which amends the Amended and Restated Employment, dated as of January 17, 2022, originally entered by and between the Company and Mr. Papadimas (the “Papadimas Employment Agreement”).

Under the terms of the Papadimas Amendment, in the event of termination of Mr. Papadimas’ employment by the Company without “Cause” or by Mr. Papadimas with “Good Reason” (as such terms are defined in the Papadimas Employment Agreement), or by the Company without “Cause” or by Mr. Papadimas with “Good Reason” within twelve (12) months following a “Change in Control” (as defined in the Papadimas Employment Agreement), the Company shall pay Mr. Papadimas total cash severance payment under the Papadimas Employment Agreement in a lump sum payment within sixty (60) days following Mr. Papadimas termination of employment. If Mr. Papadimas timely elects to receive continued coverage under the Company’s group health care plan pursuant to COBRA, then he will be entitled to receive a lump sum payment of the total employer portion of his COBRA premiums under the Papadimas Employment Agreement within sixty (60) days following his termination of employment.

The foregoing descriptions of the Schroff Amendment and the Papadimas Amendment do not purport to be complete and are qualified in their entirety by reference to the full texts of the Schroff Amendment and the Papadimas Amendment, each of which is included herewith as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and each of which is incorporated herein by reference.

Item 8.01 Other Events.

On September 26, 2022, the Company issued a press release announcing the Private Placement and the Plan. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this Current Report on Form 8-K other than statements of historical fact could be deemed forward looking including, but not limited to, statements regarding the Company’s current business plans and objectives; the expected cost-savings from the proposed workforce reduction and the expecting timing for incurring costs associated with the workforce reduction, and the expected timing of implementing and completing the workforce reduction; estimated extended cash runway post-workforce reduction; the Company’s ability and timing to obtain stockholder approval for the completion of the PIPE; the use of proceeds of the PIPE; and the Company’s plans post-restructuring. Words such as “plans,” “expects,” “will,” “shall,” “anticipates,” “continue,” “expand,” “advance,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the effects of the announcement or the consummation of the PIPE and the Plan on the market price of the Company’s common stock; the risks associated with governance and control matters in controlling investments; the Company’s ability to successfully implement the Plan; the impact of the Plan on the Company’s business; the failure to obtain stockholder approval of the PIPE or the failure to satisfy any of the other conditions to the completion of the PIPE; risks relating to the financing required to complete the PIPE; the effect of the announcement of the PIPE or workforce reduction on the ability of the Company to retain and hire key personnel; risks associated with the disruption of management’s attention from ongoing business operations due to the Plan or the transaction; significant transaction costs, fees, expenses and charges; and the risk of litigation and/or regulatory actions related to the PIPE and the Plan. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 15, 2022, as updated by the Company’s subsequent filings with the Securities and Exchange Commission. All information in this Current Report on Form 8-K is as of the date of the release, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated September 26, 2022, by and between Exicure, Inc. and CBI USA.
10.2	Registration Rights Agreement, dated September 26, 2022, by and between Exicure, Inc. and CBI USA.
10.3	First Amendment to the Second Amended and Restated Employment Agreement, by and between Exicure, Inc. and Matthias Schroff, dated September 23, 2022.
10.4	Second Amendment to the Amended and Restated Employment Agreement, by and between Exicure, Inc. and Elias Papadimas, dated September 23, 2022.
99.1	Press release dated September 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2022	EXICURE, INC.

	By:	/s/ Elias D. Papadimas
Elias D. Papadimas
Chief Financial Officer